UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 5, 2017

G-Estate Liquidation Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34842	26-3171987
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1926 South 67th Street

Omaha, Nebraska 68106

(Address of principal executive offices, zip code)

(402) 691-4000

(Registrant’s telephone number, including area code)

GORDMANS STORES, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 5, 2017, Gordmans Stores, Inc. (the “Company”) changed its name to G-Estate Liquidation Stores, Inc. To effect its name change, the Company filed an amendment to its certification of incorporation to change its name effective May 5, 2017 (“Certificate of Amendment”).

In addition, effective May 5, 2017, the Company amended its bylaws to reflect the name change to G-Estate Liquidation Stores, Inc. (“Amended Bylaws”).

The name change does not affect the rights of the Company’s security holders. There were no other changes to the Company’s certificate of incorporation or bylaws in connection with the name change.

A copy of the Certificate of Amendment effecting the name change, as filed with the Delaware Secretary of State on May 5, 2017, is filed as Exhibit 3.1 hereto and is incorporated reference herein. A copy of the Amended Bylaws is filed as Exhibit 3.2 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to Certificate of Incorporation, effective May 5, 2017

3.2	Amended Bylaws, effective May 5, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-ESTATE LIQUIDATION STORES, INC.

Date: May 11, 2017	By:	/s/ James B. Brown
	Name:	James B. Brown
	Title:	Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment to Certificate of Incorporation, effective May 5, 2017

3.2	Amended Bylaws, effective May 5, 2017